UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 19, 2004

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-32145 (Commission File Number)	91-0881481 (I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles (Address of principal executive offices)	GY1 3RR (Zip Code)

Registrant’s telephone number, including area code   (44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
CanArgo files S-3 Registration Statement

Item 9.   Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure”.

On May 19, 2004, CanArgo Energy Corporation (“CanArgo”) issued a press release announcing it had filed a Registration Statement on Form S-3 with the US Securities and Exchange Commission. A copy of CanArgo’s press release is attached hereto as Exhibit 99.1.

Exhibit Index

99.1   Press release, dated May 19, 2004, issued by CanArgo Energy Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: May 20, 2004	By:	/s/ Liz Landles
Liz Landles, Corporate Secretary

CanArgo Energy Corporation

FOR IMMEDIATE RELEASE IN EUROPE & NORTH AMERICA

CanArgo files S-3 Registration Statement

May 19, 2004 — Oslo, Norway, New York, USA — CanArgo Energy Corporation (OSE: CNR, AMEX: CNR) has today filed a Registration Statement on Form S-3 with the US Securities and Exchange Commission. A copy of the Registration Statement can be accessed through the following link:-

http://www.sec.gov/Archives/edgar/data/310316/000095012304006585/0000950123-04-0 06585-index.htm

A Registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Press Release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in the Republic of Georgia and the Caspian area. Further information on the Company is available at www.canargo.com and at http://www.sec.gov.

The matters discussed in this press release include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company cannot give assurance that the results will be attained.

CanArgo Energy Corporation, Julian Hammond
Tel:	+44 1481 729 980
Fax:	+44 1481 729 982
Mobile:	+44 7740 576 139
e-mail:	info@canargo.com